UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 29, 2016

Item 1. Schedule of Investments.

Tortoise MLP Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	February 29, 2016
	Shares	Fair Value
Master Limited Partnerships - 156.8%(1)
Crude Oil Pipelines - 30.8%(1)
United States - 30.8%(1)
Enbridge Energy Partners, L.P.	1,411,648	$23,405,124
Genesis Energy L.P.	472,589	12,103,005
Plains All American Pipeline, L.P.	3,369,186	72,167,964
Shell Midstream Partners, L.P.	840,435	29,877,464
Sunoco Logistics Partners L.P.	2,671,434	65,824,134
Tesoro Logistics LP	703,951	29,368,836
		232,746,527
Natural Gas/Natural Gas Liquids Pipelines - 73.0%(1)
United States - 73.0%(1)
Columbia Pipeline Partners LP	1,346,148	23,813,358
Dominion Midstream Partners, LP	548,376	16,659,663
Energy Transfer Partners, L.P.	3,818,789	101,847,103
Enterprise Products Partners L.P.	4,835,006	112,994,090
EQT Midstream Partners, LP	1,180,550	84,562,796
ONEOK Partners, L.P.	3,239,666	95,213,784
Spectra Energy Partners, LP	2,534,199	117,358,756
		552,449,550

Natural Gas Gathering/Processing - 28.7%(1)
United States - 28.7%(1)
Antero Midstream Partners LP	1,284,380	28,538,924
DCP Midstream Partners, LP	1,872,056	36,336,607
EnLink Midstream Partners, LP	3,067,916	28,163,469
MPLX LP	1,864,986	48,377,737
Rice Midstream Partners LP	513,608	6,805,306
Western Gas Partners, LP	1,763,769	69,157,382
		217,379,425
Refined Product Pipelines - 24.3%(1)
United States - 24.3%(1)
Buckeye Partners, L.P.	1,166,926	75,103,357
Holly Energy Partners, L.P.	107,115	3,147,038
Magellan Midstream Partners, L.P.	993,508	67,141,271
Phillips 66 Partners LP	353,692	21,317,017
Valero Energy Partners LP	372,887	17,369,076
		184,077,759

Total Master Limited Partnerships (Cost $1,279,732,590)		1,186,653,261

Common Stock - 5.6%(1)
Crude Oil Pipelines - 2.1%(1)
United States - 2.1%(1)
Plains GP Holdings, L.P.	2,085,520	15,849,952

Natural Gas Gathering/Processing - 3.5%(1)
United States - 3.5%(1)
Targa Resources Corp.	994,796	26,740,116

Total Common Stock (Cost $30,382,457)		42,590,068

Preferred Stock - 0.8%(1)
Oil and Gas Production - 0.8%(1)
United States - 0.8%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018 (Cost $9,470,367)	199,500	5,971,035

Short-Term Investment - 0.0%(1)
United States Investment Company - 0.0%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.35%(2) (Cost $104,590)	104,590	104,590

Total Investments - 163.2%(1) (Cost $1,319,690,004)		1,235,318,954
Other Assets and Liabilities - (0.4)%(1)		(3,003,314)
Deferred Tax Liability - (5.8)%(1)		(43,661,119)
Credit Facility Borrowings - (5.0)%(1)		(37,600,000)
Senior Notes - (37.5)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (14.5)%(1)		(110,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$757,054,521

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Rate indicated is the current yield as of February 29, 2016.

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets by level within the fair value hierarchy as of February 29, 2016.  These assets are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$42,590,068	$-	$-	$42,590,068
Master Limited Partnerships(a)	1,186,653,261	-	-	1,186,653,261
Preferred Stock(a)	5,971,035	-	-	5,971,035
Short-Term Investment(b)	104,590	-	-	104,590
Total Assets	$1,235,318,954	$-	$-	$1,235,318,954

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company did not hold any Level 3 securities during the period ended February 29, 2016.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended February 29, 2016, Rice Midstream Partners LP common units held by the Company in the amount of $5,680,382 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended February 29, 2016.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.
As of February 29, 2016, the aggregate cost of securities for federal income tax purposes was $888,780,146. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $423,228,243, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $76,689,435 and the net unrealized appreciation was $346,538,808.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise MLP Fund, Inc.

Date: April 21, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise MLP Fund, Inc.

Date: April 21, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise MLP Fund, Inc.

Date: April 21, 2016	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer